                                                                      EXHIBIT 28



                                                     OMB Approval No. 3245-0063
                                                     Expiration Date

                           ANNUAL FINANCIAL REPORT
                               ON SBA FORM 468
                              (CORPORATE SBICs)

--------------------------------------------------------------------------------
NAME OF LICENSEE: Allied Investment Corporation              03/04-0003

--------------------------------------------------------------------------------
STREET ADDRESS: 1666 K Street, NW - 9th Floor

--------------------------------------------------------------------------------
CITY, STATE AND ZIP CODE: Washington DC 20006

--------------------------------------------------------------------------------
COUNTY:

--------------------------------------------------------------------------------
EMPLOYER ID NUMBER: 52-1081051

--------------------------------------------------------------------------------
FOR THE FISCAL YEAR ENDED: 12/31/95
--------------------------------------------------------------------------------

                            SUMMARY INFORMATION:

                               A      B      C
                               ---------------
                               5      3      1

A - TOTAL ASSETS AT COST       1 = LESS THAN  $1  MILLION
                               2 = $1 MILLION TO LESS THAN $2 MILLION
                               3 = $2 MILLION TO LESS THAN $5 MILLION
                               4 = $5 MILLION TO LESS THAN $10 MILLION
                               5 = $10 MILLION OR MORE

B - OWNERSHIP                  OWNED BY BANK OR BANK HOLDING COMPANY ("BHC"):
                               1 = AT LEAST 50% OWNED BY BANK OR BHC
                               2 = AT LEAST 10% AND LESS THAN 50% OWNED BY
                                   BANK OR BHC

                               OWNED BY FINANCIAL CORPORATION (OTHER THAN BANK OR BHC):
                               3 = PUBLICLY OWNED
                               4 = PRIVATELY OWNED

                               OWNED BY NON-FINANCIAL CORPORATION:
                               5 = PUBLICLY OWNED
                               6 = PRIVATELY OWNED

                               OWNED BY INDIVIDUALS:
                               7 = PUBLICLY OWNED
                               8 = PRIVATELY OWNED

                               OWNED BY PARTNERSHIP
                               9 = PUBLICLY OWNED
                               10 = PRIVATELY OWNED

C - INDUSTRY CONCENTRATION     1 = DIVERSIFIED
                               2 = NON-DIVERSIFIED (SIC CODE____)

NOTE: Public reporting burden for this collection of information is estimated to average 17 hours per response, including time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the form. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to: Chief, Administrative Information Branch, U.S. Small Business Administration, Washington, DC 20416, and to the Office of Information and Regulatory Affairs, Office of Management and Budget, Washington, DC 20503.

SBA Form 468.1 (1-95) Previous editions obsolete                         Page 1C

                                                      OMB Approval No. 3245-0063
                                                      Expiration Date

                       STATEMENT OF FINANCIAL POSITION
                               AS OF 12/31/95
                     (Amounts rounded to nearest dollar)

Name of Licensee Allied Investment Corporation        License No.  03/04-0003

                                                                                UNREALIZED         UNREALIZED
        ASSETS                                                      COST       DEPRECIATION       APPRECIATION        VALUE(1)
        ------                                                      -----------------------------------------------------------
LOANS AND INVESTMENTS                                              (Col.1)       (Col.2)             (Col.3)           (Col.4)
---------------------
Portfolio Securities:
  1   Loans                                                       7,234,712        234,087            404,702         7,405,327
                                                               ------------    -----------        -----------      ------------
  2   Debt Securities                                            44,051,046      5,566,152            311,853        38,796,747
                                                               ------------    -----------        -----------      ------------
  3   Equity Securities                                           7,410,691      5,202,822          6,449,118         8,656,987
                                                               ------------    -----------        -----------      ------------

  4   TOTAL PORTFOLIO SECURITIES                                 58,696,449     11,003,061          7,165,673        54,859,061
                                                               ------------    -----------        -----------      ------------
  Assets Acquired in Liquidation of Portfolio Securities:
  5   Receivables from Sale of Assets Acquired                            0              0                  0                 0
                                                               ------------    -----------        -----------      ------------
  6   Assets Acquired                                               312,232        145,481                  0           166,751
                                                               ------------    -----------        -----------      ------------

  7   TOTAL ASSETS ACQUIRED                                         312,232        145,481                  0           166,751
                                                               ------------    -----------        -----------      ------------
  8   Operating Concerns Acquired                                         0              0                  0                 0
                                                               ------------    -----------        -----------      ------------
  9   Notes and Other Securities Received                         1,058,352         86,437                  0           971,915
                                                               ------------    -----------        -----------      ------------

 10  TOTAL LOANS AND INVESTMENTS                                 60,067,033     11,234,979          7,165,673        55,997,727
                                                               ------------    -----------        -----------      ------------
 11  Less Current Maturities                                                                                          2,130,882
                                                                                                                   ------------
 12  Loans and Investments Net of Current Maturities                                                                 53,866,845
                                                                                                                   ------------
 Investment in 301(d) Licensee (2):
 13   Name ___________________________________                                                                                0
                                                                                                                   ------------
     License No.  ________________

 CURRENT ASSETS
 --------------
 14  Cash and Cash Equivalents                                                  12,697,158
                                                                               -----------
 15  Invested Idle Funds                                                                 0         12,697,158
                                                                               -----------        -----------
 16  Interest and Dividends Receivable                                             757,557
                                                                               -----------
 17  Notes and Accounts Receivable                                                 206,922
                                                                               -----------
 18  Receivables from Parent or Other Associates                                    67,812
                                                                               -----------
 19  Less: Allowance for Losses (lines 16, 17 & 18)                                358,317            673,974
                                                                               -----------        -----------
 20  Current Maturities of Portfolio Securities                                  2,130,882
                                                                               -----------
 21  Current Maturities of Assets Acquired                                               0
                                                                               -----------
 22  Current Maturities of Operating
       Concerns Acquired                                                                 0
                                                                               -----------
 23  Current Maturities of Other Securities                                              0          2,130,882
                                                                               -----------        -----------
 24  Other (specify) Cash Collateral account                                                          291,335
                    --------------------------                                                    -----------
 25  Other (specify) _________________________                                                              0        15,793,349
                                                                                                  -----------      ------------

 OTHER ASSETS
 ------------
 26  a. Furniture and Equipment                                                          0
                                                                               -----------
     b. Less: Accumulated Depreciation                                                   0                  0
                                                                               ------------       -----------
 27 Other (specify) Loan Fees Unamortized                                                             746,864
                    --------------------------                                                    -----------
 28 Other (specify) Prepaid Expenses & other                                                           18,886           765,750
                    --------------------------                                                    -----------      ------------

 29 TOTAL ASSETS                                                                                                    $70,425,944
                                                                                                                   ------------

(1) Column Headings apply to items 1 through 12 only. (Cost - Unrealized Depreciation + Unrealized Appreciation = Value)
(2) A note to item 13 should include percent owned, cost basis and changes resulting from equity method of accounting.



SBA Form 468.1 (1-95) Previous editions obsolete                         Page 2C

                                                      OMB Approval No. 3245-0063
                                                      Expiration Date

                       STATEMENT OF FINANCIAL POSITION
                               AS OF 12/31/95
                     (Amounts rounded to nearest dollar)


Name of Licensee Allied Investment Corporation        License No.   03/04-0003


  LIABILITIES AND CAPITAL
  -----------------------
LONG-TERM DEBT (Net of Current Maturities)
------------------------------------------
30 Notes and Debentures Payable to or
   Guaranteed by SBA                                                                               42,350,000
                                                                                                  -----------
31 Notes and Debentures Payable to Others                                                           2,833,333        45,183,333
                                                                                                  -----------      ------------

CURRENT LIABILITIES
-------------------
32  Accounts Payable and Accrued Expenses                                                              40,543
                                                                                                  -----------
33  Due to Parent or Other Associates                                                                 161,396
                                                                                                  -----------
34  Accrued Interest Payable                                                                          886,918
                                                                                                  -----------
35  Accrued Taxes Payable                                                                                   0
                                                                                                  -----------
36  a. Current Maturities of Line 30                                                     0
                                                                               -----------
    b. Current Maturities of Line 31                                                     0                  0
                                                                               -----------        -----------
37  Distributions Payable                                                                           1,833,519
                                                                                                  -----------
38  Short-term Notes Payable/Lines of Credit                                                                0
                                                                                                  -----------
39  Other(specify) _________________________                                                                0
                                                                                                  -----------
40  Other(specify) _________________________                                                                0         2,922,376
                                                                                                  -----------      ------------

OTHER LIABILITIES
-----------------
41  Deferred Credits                                                                                  486,224
                                                                                                  -----------
42  Other(specify) _________________________                                                                0
                                                                                                  -----------
43  Other(specify) _________________________                                                                0           486,224
                                                                                                  -----------      ------------

44 TOTAL LIABILITIES                                                                                                 48,591,933
                                                                                                                   ------------

REDEEMABLE SECURITIES (guaranteed or purchased by SBA)
------------------------------------------------------
45  a. 4% Redeemable Preferred Stock (301(d) Licensees only)                             0
                                                                               -----------
    b. Cumulative Undeclared 4% Dividends                                                0                  0
                                                                               -----------        -----------
46  TOTAL REDEEMABLE SECURITIES                                                                                               0
                                                                                                                   ------------
CAPITAL
-------
47  Capital stock                                                        56
                                                               ------------
48  Paid-in Surplus                                              16,198,920     16,198,976
                                                               ------------    -----------
49  Restricted Contributed Capital Surplus                                               0
                                                                               -----------
50  Capital Stock and Surplus                                                                      16,198,976
                                                                                                  -----------
51  3% Preferred Stock Purchased by SBA                                                                     0
                                                                                                  -----------
52  Unrealized Gain (Loss) on Securities Held                                                      -4,069,306
                                                                                                  -----------
53  Non-Cash Gains/Income                                                        1,580,357
                                                                               -----------

54  Undistributed Net Realized Earnings:
    a. Restricted (Equal to Cost of Treasury Stock)                       0
                                                               ------------
    b. Unrestricted                                               8,123,984
                                                               ------------
    c. Total (54a plus 54b)                                                      8,123,984
                                                                               -----------
55  Undistributed Realized Earnings (53 plus 54c)                                                   9,704,341
                                                                                                  -----------

56  Total                                                                                                            21,834,011
                                                                                                                   ------------
57  Less: Cost of Treasury Stock                                                                                              0
                                                                                                                   ------------

58  TOTAL CAPITAL                                                                                                    21,834,011
                                                                                                                   ------------

59  TOTAL LIABILITIES, REDEEMABLE SECURITIES
      AND CAPITAL (lines 44 plus 46 plus 58)                                                                        $70,425,944
                                                                                                                   ------------

SBA Form 468.1 (1-95) Previous editions obsolete                         Page 3C

                                                    OMB Approval No. 3245-0063
                                                    Expiration Date

                       STATEMENT OF OPERATIONS REALIZED
                         FOR 12 MONTHS ENDED 12/31/95
                     (Amounts rounded to nearest dollar)

Name of Licensee Allied Investment Corporation      License No.    03/04-0003

INVESTMENT INCOME
-----------------
 1 Interest Income                                                                    5,739,030
                                                                                     ----------
 2 Dividend Income                                                                       37,522
                                                                                     ----------
 3 Income (Loss) from Investments in Partnerships/Flow-through Entities                       0
                                                                                     ----------
 4 Income (Loss) from Investment in Section 301(d) Licensee                                   0
                                                                                     ----------
 5 Fees for Management Services                                                               0
                                                                                     ----------
 6 Processing and Other Fees                                                             20,209
                                                                                     ----------
 7 Interest on Invested Idle Funds                                                      391,594
                                                                                     ----------
 8 Income from Assets Acquired in Liquidation of
   Loans and Investments (net of        0 Expenses)                                           0
                                 --------                                            ----------
 9 Other Income                                                                           9,297
                                                                                     ----------
10   GROSS INVESTMENT INCOME                                                                                   6,197,652
                                                                                                             -----------

EXPENSES
--------
11 Interest Expense                                                                   3,700,160
                                                                                     ----------
12 Commitment Fees                                                                            0
                                                                                     ----------
13 Other Financial Cost                                                                       0
                                                                                     ----------
14 Officers' Compensation and Benefits                                                        0
                                                                                     ----------
15 Employee Compensation and Benefits                                                         0
                                                                                     ----------
16 Investment Advisory and Management Services                                                0
                                                                                     ----------
17 Directors' and Stockholders' Meetings                                                      0
                                                                                     ----------
18 Advertising and Promotion                                                                  0
                                                                                     ----------
19 Appraisal and Investigation                                                                0
                                                                                     ----------
20 Communication                                                                              0
                                                                                     ----------
21 Travel                                                                                19,506
                                                                                     ----------
22 Cost of Space Occupied                                                                     0
                                                                                     ----------
23 Depreciation and Amortization                                                              0
                                                                                     ----------
24 Insurance                                                                              1,473
                                                                                     ----------
25 Payroll Taxes                                                                              0
                                                                                     ----------
26 Other Taxes (excluding income taxes)                                                   2,683
                                                                                     ----------
27 Provision for Losses on Receivables (excluding loans receivable)                     224,568
                                                                                     ----------
28 Legal Fees                                                                           150,201
                                                                                     ----------
29 Audit and Examination Fees                                                             5,785
                                                                                     ----------
30 Miscellaneous Expenses (attach schedule)                                             170,167
                                                                                     ----------
31   TOTAL EXPENSES                                                                                            4,274,543
                                                                                                             -----------

32 NET INVESTMENT INCOME (LOSS) BEFORE INCOME TAXES                                                            1,923,109
                                                                                                             -----------

33 NET REALIZED GAIN (LOSS) ON INVESTMENTS BEFORE INCOME TAXES (1)                                               504,500
                                                                                                             -----------

34 NET INCOME (LOSS) BEFORE INCOME TAXES AND NONRECURRING ITEMS                                                2,427,609
                                                                                                             -----------
35 Income Tax Expense (Benefit)                                                                                        0
                                                                                                             -----------
36 NET INCOME (LOSS) BEFORE NONRECURRING ITEMS                                                                $2,427,609
                                                                                                             -----------
37 Extraordinary Item ____________________                                                                             0
                                                                                                             -----------
38 Cumulative Effect of Change in Accounting Principle                                                                 0
                                                                                                             -----------
39 NET INCOME (LOSS)                                                                                          $2,427,609
                                                                                                             -----------

(1)Include CHARGE-OFFS (full or partial) of loans and investments which represent realized losses. DO NOT INCLUDE valuation adjustments classified as unrealized appreciation or depreciation. Provide supporting detail for all realized gains and losses on page 14C of this form.

SBA Form 468.1 (1-95) Previous editions obsolete                         Page 4C

                                                      OMB Approval No. 3245-0063
                                                      Expiration Date

                           STATEMENT OF CASH FLOWS
                         FOR 12 MONTHS ENDED 12/31/95
                                (page 1 of 2)

Name of Licensee Allied Investment Corporation        License No.    03/04-0003

(Amounts rounded to nearest dollar)

OPERATING ACTIVITIES:
---------------------
  CASH INFLOWS:
  1 Interest Received from Portfolio Concerns                                         4,887,981
                                                                                     ----------
  2 Dividends Received from Portfolio Concerns                                           37,522
                                                                                     ----------
  3 Other Returns on Capital Received from Portfolio Concerns                                 0
                                                                                     ----------
  4 Management Services and Other Fees Received                                         298,157
                                                                                     ----------
  5 Interest on Invested Idle Funds                                                     347,597
                                                                                     ----------
  6 Cash Received from Assets Acquired in Liquidation                                         0
                                                                                     ----------
  7 Other Operating Cash Receipts                                                       268,499
                                                                                     ----------
  CASH OUTFLOWS:
  8 Interest Paid                                                                     3,966,519
                                                                                     ----------
  9 Commitment Fees and Other Financial Costs                                                 0
                                                                                     ----------
 10 Investment Advisory and Management Fees                                                   0
                                                                                     ----------
 11 Officers, Directors and Employees Compensation and Benefits                               0
                                                                                     ----------
 12 Operating Expenditures (excluding compensation and benefits)                        333,473
                                                                                     ----------
 13 Income Taxes Paid                                                                         0
                                                                                     ----------
 14 Other Operating Cash Disbursements                                                        0
                                                                                     ----------
 15 NET CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES                                               1,539,764
                                                                                                    -----------

INVESTING ACTIVITIES:
---------------------
  Cash Inflows:
 16 Loan Principal Payments Received from Portfolio Concerns                          4,017,622
                                                                                     ----------
 17 Returns of Capital Received from Portfolio Concerns                                       0
                                                                                     ----------
 18 Net Proceeds from Disposition of Portfolio Securities                            11,063,726
                                                                                     ----------
 19 Liquidation of Idle Funds Investments                                             6,894,274
                                                                                     ----------
 20 Other (Specify) $ rcvd for MEC receivable                                           187,672
                    -------------------------                                        ----------
  Cash Outflows:
 21 Purchase of Portfolio Securities                                                    600,223
                                                                                     ----------
 22 Loans to Portfolio Concerns                                                      17,332,678
                                                                                     ----------
 23 Idle Funds Investments                                                            5,427,147
                                                                                     ----------
 24 Other (Specify) __________________________                                                0
                                                                                     ----------
 25 NET CASH PROVIDED BY (USED IN) INVESTING ACTIVITIES                                              -1,196,754
                                                                                                    -----------

FINANCING ACTIVITIES:
---------------------
  Cash Inflows:
 26 Proceeds from Issuance of SBA-Guaranteed Debentures                              12,000,000
                                                                                     ----------
 27 Proceeds from Sale of 41 Preferred Stock                                                  0
                                                                                     ----------
 28 Proceeds from Non-SBA Borrowing                                                           0
                                                                                     ----------
 29 Proceeds from Sale of Stock                                                       4,300,000
                                                                                     ----------
 30 Other (Specify) __________________________                                                0
                                                                                     ----------
  Cash Outflows:
 31 Principal Payments on SBA-Guaranteed Debentures                                   5,500,000
                                                                                     ----------
 32 Principal Payments on Non-SBA Borrowing                                                   0
                                                                                     ----------
 33 Redemption of 4% Preferred Stock                                                          0
                                                                                     ----------
 34 Redemption of 3% Preferred Stock                                                          0
                                                                                     ----------
 35 Redemption of Stock (excluding 3% and 4% Preferred)                                       0
                                                                                     ----------
 36 Dividends Paid                                                                    1,468,994
                                                                                     ----------
 37 Other (Specify) __________________________                                                0
                                                                                     ----------

SBA Form 468.1 (1-95) Previous editions obsolete                         Page 5C

                                                      OMB Approval No. 3245-0063
                                                      Expiration Date

                           STATEMENT OF CASH FLOWS
                         FOR 12 MONTHS ENDED 12/31/95
                                (page 2 of 2)

Name of Licensee Allied Investment Corporation        License No.    03/04-0003

(Amounts rounded to nearest dollar)

 38 NET CASH PROVIDED BY (USED IN) FINANCING ACTIVITIES                                               9,331,006
                                                                                                    -----------

 39 INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                                                  9,674,016
                                                                                                    -----------
 40 CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD                                                  3,023,142
                                                                                                    -----------
 41 CASH AND CASH EQUIVALENTS AT END OF PERIOD (line 14, page 2C)                                   $12,697,158
                                                                                                    -----------

RECONCILIATION OF NET INCOME (LOSS) TO NET CASH PROVIDED
--------------------------------------------------------
BY (USED IN) OPERATING ACTIVITIES:
----------------------------------
 42 Net Income (Loss) (page 4C, line 39)                                              2,427,609
                                                                                     ----------
   Adjustments to Reconcile Net Income (Loss) to Net
    Cash Provided by (Used in) Operating Activities:
 43 Depreciation and Amortization                                                             0
                                                                                     ----------
 44 Provision for Losses on Accounts Receivable                                         224,568
                                                                                     ----------
 45 Provision for Deferred Income Taxes                                                       0
                                                                                     ----------
 46 (Income) Loss from Investments in Partnerships/Flow-through
    Entities (excluding income received in cash)                                              0
                                                                                     ----------
 47 Realized (Gains) Losses on Investments                                             -504,500
                                                                                     ----------
 48 Other (Specify) Amort of OID, Cl Pt, Proc                                          -478,817
                    -------------------------                                        ----------
  Changes in Operating Assets and Liabilities
 Net of Noncash Items:
 49 (Increase) Decrease in Interest and Dividends Receivable                           -378,448
                                                                                     ----------
 50 (Increase) Decrease in Other Current Assets                                        -116,897
                                                                                     ----------
 51 Increase (Decrease) in Accounts Payable                                              98,895
                                                                                     ----------
 52 Increase (Decrease) in Accrued Interest Payable                                      96,057
                                                                                     ----------
 53 Increase (Decrease) in Accrued Taxes Payable                                              0
                                                                                     ----------
 54 Increase (Decrease) in Dividends Payable                                                  0
                                                                                     ----------
 55 Increase (Decrease) in Other Current Liabilities                                    171,297
                                                                                     ----------
 56 Other (Specify) ________________________                                                  0
                                                                                     ----------
 57 Other (Specify) ________________________                                                  0
                                                                                     ----------

 58 NET CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES                              $1,539,764
                                                                                     ----------





Supplemental disclosure of non-cash financing and investing activities is required. See FASB Statement No. 95, paragraph 32.




SBA Form 468.1 (1-95) Previous editions obsolete                         Page 6C

                                                     OMB Approval No. 3245-0063
                                                     Expiration Date
                           ANNUAL FINANCIAL REPORT
                               ON SBA FORM 468
                              (CORPORATE SBICs)


--------------------------------------------------------------------------------
NAME OF LICENSEE: Allied Capital Financial Corporation             03/03-5163

--------------------------------------------------------------------------------
STREET ADDRESS: 1666 K Street, NW 9th Floor

--------------------------------------------------------------------------------
CITY, STATE AND ZIP CODE: Washington DC 20006

--------------------------------------------------------------------------------
COUNTY:

--------------------------------------------------------------------------------
EMPLOYER ID NUMBER: 52-1278855

--------------------------------------------------------------------------------
FOR THE FISCAL YEAR ENDED: 12/31/95
--------------------------------------------------------------------------------

                             SUMMARY INFORMATION:

                               A      B      C

                               5      3      1

A - TOTAL ASSETS AT COST     1 = LESS THAN $1 MILLION
                             2 = $1 MILLION TO LESS THAN $2 MILLION
                             3 = $2 MILLION TO LESS THAN $5 MILLION
                             4 = $5 MILLION TO LESS THAN $10 MILLION
                             5 = $10 MILLION OR MORE

B - OWNERSHIP                OWNED BY BANK OR BANK HOLDING COMPANY ("BHC"):
                             1 = AT LEAST 50% OWNED BY BANK OR BHC
                             2 = AT LEAST 10% AND LESS THAN 50% OWNED BY BANK
                             OR BHC

                             OWNED BY FINANCIAL CORPORATION (OTHER THAN BANK OR BHC):
                             3 = PUBLICLY OWNED
                             4 = PRIVATELY OWNED

                             OWNED BY NON-FINANCIAL CORPORATION:
                             5 = PUBLICLY OWNED
                             6 = PRIVATELY OWNED

                             OWNED BY INDIVIDUALS:
                             7 = PUBLICLY OWNED
                             8 = PRIVATELY OWNED

                             OWNED BY PARTNERSHIP
                             9 = PUBLICLY OWNED
                             10 = PRIVATELY OWNED

C - INDUSTRY CONCENTRATION   1 = DIVERSIFIED
                             2 = NON-DIVERSIFIED (SIC CODE ____)

NOTE: Public reporting burden for this collection of information is estimated to average 17 hours per response, including time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the form. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to: Chief, Administrative Information Branch, U.S. Small Business Administration, Washington, DC 20416, and to the Office of Information and Regulatory Affairs, Office of Management and Budget, Washington, DC 20503.


SBA Form 468.1 (1-95) Previous editions obsolete                         Page 1C

                                                      OMB Approval No. 3245-0063
                                                      Expiration Date

                       STATEMENT OF FINANCIAL POSITION
                                AS OF 12/31/95
                     (Amounts rounded to nearest dollar)

Name of Licensee Allied Capital Financial Corporation  License No.    03/03-5163

                                                                                UNREALIZED         UNREALIZED
        ASSETS                                                      COST       DEPRECIATION       APPRECIATION        VALUE(1)
        ------                                                      -----------------------------------------------------------
LOANS AND INVESTMENTS                                              (Col.1)       (Col.2)             (Col.3)           (Col.4)
---------------------
Portfolio Securities:
  1  Loans                                                       20,121,111        823,182                  0        19,297,929
                                                               ------------    -----------        -----------      ------------
  2  Debt Securities                                             12,742,416        103,456                  0        12,638,960
                                                               ------------    -----------        -----------      ------------
  3  Equity Securities                                              522,628        262,532          2,274,767         2,534,863
                                                               ------------    -----------        -----------      ------------

  4  TOTAL PORTFOLIO SECURITIES                                  33,386,155      1,189,170          2,274,767        34,471,752
                                                               ------------    -----------        -----------      ------------
  Assets Acquired in Liquidation of Portfolio Securities:
  5  Receivables from Sale of Assets Acquired                             0              0                  0                 0
                                                               ------------    -----------        -----------      ------------
  6  Assets Acquired                                                520,904        293,404                  0           227,500
                                                               ------------    -----------        -----------      ------------

  7  TOTAL ASSETS ACQUIRED                                          520,904        293,404                  0           227,500
                                                               ------------    -----------        -----------      ------------
  8  Operating Concerns Acquired                                          0              0                  0                 0
                                                               ------------    -----------        -----------      ------------
  9  Notes and Other Securities Received                                  0              0                  0                 0
                                                               ------------    -----------        -----------      ------------

 10  TOTAL LOANS AND INVESTMENTS                                 33,907,059      1,482,574          2,274,767        34,699,252
                                                               ------------    -----------        -----------      ------------
 11  Less Current Maturities                                                                                          3,844,118
                                                                                                                   ------------
 12  Loans and Investments Net of Current Maturities                                                                 30,855,134
                                                                                                                   ------------
Investment in 301(d) Licensee (2):
13 Name ________________________________________________                                                                      0
                                                                                                                   ------------
     License No.  ____________________

CURRENT ASSETS
--------------
  14  Cash and Cash Equivalents                                                  9,357,901
                                                                               -----------
  15  Invested Idle Funds                                                                0          9,357,901
                                                                               -----------        -----------
  16  Interest and Dividends Receivable                                            647,268
                                                                               -----------
  17  Notes and Accounts Receivable                                                    474
                                                                               -----------
  18  Receivables from Parent or Other Associates                                   25,000
                                                                               -----------
  19  Less: Allowance for Losses (lines 16, 17 & 18)                               193,781            478,961
                                                                               -----------        -----------
  20  Current Maturities of Portfolio Securities                                 3,844,118
                                                                               -----------
  21  Current Maturities of Assets Acquired                                              0
                                                                               -----------
  22  Current Maturities of Operating
         Concerns Acquired                                                               0
                                                                               -----------
  23  Current Maturities of Other Securities                                             0          3,844,118
                                                                               -----------        -----------
  24  Other (specify) _______________________                                                               0
                                                                                                  -----------
  25  Other (specify) _______________________                                                               0        13,680,980
                                                                                                  -----------      ------------

OTHER ASSETS
------------
  26 a. Furniture and Equipment                                                          0
                                                                               -----------
     b. Less: Accumulated Depreciation                                                   0                  0
                                                                               -----------        -----------
  27 Other (specify) Loan Fees Unamortized                                                            164,381
                     --------------------------                                                   -----------
  28 Other (specify) Prepaid Expenses & Other                                                          82,625           247,006
                     --------------------------                                                   -----------      ------------

  29 TOTAL ASSETS                                                                                                   $44,783,120
                                                                                                                   ------------

(1) Column Headings apply to items 1 through 12 only. (Cost - Unrealized Depreciation + Unrealized Appreciation = Value)

(2) A note to item 13 should include percent owned, cost basis and changes resulting from equity method of accounting.


SBA Form 468.1 (1-95) Previous editions obsolete                         Page 2C

                                                      OMB Approval No. 3245-0063
                                                      Expiration Date

                       STATEMENT OF FINANCIAL POSITION
                                AS OF 12/31/95
                     (Amounts rounded to nearest dollar)

Name of Licensee Allied Capital Financial Corporation  License No.    03/03-5163

  LIABILITIES AND CAPITAL
  ------------------------
LONG-TERM DEBT (Net of Current Maturities)
------------------------------------------
30 Notes and Debentures Payable to or
     Guaranteed by SBA                                                                             18,950,000
                                                                                                  -----------
31 Notes and Debentures Payable to Others                                                           2,166,667        21,116,667
                                                                                                  -----------      ------------

CURRENT LIABILITIES
-------------------
32 Accounts Payable and Accrued Expenses                                                                    3
                                                                                                  -----------
33 Due to Parent or Other Associates                                                                   74,905
                                                                                                  -----------
34 Accrued Interest Payable                                                                           291,142
                                                                                                  -----------
35 Accrued Taxes Payable                                                                                    0
                                                                                                  -----------
36 a. Current Maturities of Line 30                                                      0
                                                                               -----------
   b. Current Maturities of Line 31                                                      0                  0
                                                                               -----------        -----------
37 Distributions Payable                                                                            3,617,166
                                                                                                  -----------
38 Short-term Notes Payable/Lines of Credit                                                                 0
                                                                                                  -----------
39 Other(specify) _________________________                                                                 0
                                                                                                  -----------
40 Other(specify) _________________________                                                                 0         3,983,216
                                                                                                  -----------      ------------

OTHER LIABILITIES
-----------------
41 Deferred Credits                                                                                   287,954
                                                                                                  -----------
42 Other(specify)  _________________________                                                                0
                                                                                                  -----------
43 Other(specify)  _________________________                                                                0           287,954
                                                                                                  -----------      ------------

44 TOTAL LIABILITIES                                                                                                 25,387,837
                                                                                                                   ------------

REDEEMABLE SECURITIES (guaranteed or purchased by SBA)
------------------------------------------------------
45 a. 4% Redeemable Preferred Stock (301(d) Licensees only)                      1,000,000
                                                                               -----------
   b. Cumulative Undeclared 4% Dividends                                                 0          1,000,000
                                                                               -----------        -----------
46 TOTAL REDEEMABLE SECURITIES                                                                                        1,000,000
                                                                                                                   ------------

CAPITAL
-------
47 Capital Stock                                                          0
                                                               ------------
48 Paid-in Surplus                                                9,623,681      9,623,681
                                                               ------------    -----------
49 Restricted Contributed Capital Surplus                                                0
                                                                               -----------
50 Capital Stock and Surplus                                                                        9,623,681
                                                                                                  -----------
51 3% Preferred Stock Purchased by SBA                                                              6,000,000
                                                                                                  -----------
52 Unrealized Gain (Loss) on Securities Held                                                          792,193
                                                                                                  -----------
53 Non-Cash Gains/Income                                                            57,804
                                                                               -----------
54 Undistributed Net Realized Earnings:
   a. Restricted (Equal to Cost of Treasury Stock)                        0
                                                               ------------
   b. Unrestricted                                                1,921,605
                                                               ------------
   c. Total (54a plus 54b)                                                       1,921,605
                                                                               -----------
55 Undistributed Realized Earnings (53 plus 54c)                                                    1,979,409
                                                                                                  -----------

56 Total                                                                                                             18,395,283
                                                                                                                   ------------
57 Less: Cost of Treasury Stock                                                                                               0
                                                                                                                   ------------


58 TOTAL CAPITAL                                                                                                     18,395,283
                                                                                                                   ------------
59 TOTAL LIABILITIES, REDEEMABLE SECURITIES
     AND CAPITAL (lines 44 plus 46 plus 58)                                                                         $44,783,120
                                                                                                                   ------------


SBA Form 468.1  (1-95) Previous editions obsolete                       Page 3C

                                                      OMB Approval No. 3245-0063
                                                      Expiration Date


                       STATEMENT OF OPERATIONS REALIZED
                         FOR 12 MONTHS ENDED 12/31/95
                      (Amounts rounded to nearest dollar)

Name of Licensee Allied Capital Financial Corporation  License No.  03/03-5163



INVESTMENT INCOME
-----------------

 1 Interest Income                                                                    3,946,407
                                                                                    -----------
 2 Dividend Income                                                                            0
                                                                                    -----------
 3 Income (Loss) from Investments in Partnerships/Flow-through Entities                       0
                                                                                    -----------
 4 Income (Loss) from Investment in Section 301(d) Licensee                                   0
                                                                                    -----------
 5 Fees for Management Services                                                               0
                                                                                    -----------
 6 Processing and Other Fees                                                             14,043
                                                                                    -----------
 7 Interest on Invested Idle Funds                                                      519,361
                                                                                    -----------
 8 Income from Assets Acquired in Liquidation of
     Loans and Investments (net of __________0 Expenses)                                      0
                                                                                    -----------
 9 Other Income                                                                         103,550
                                                                                    -----------
10   GROSS INVESTMENT INCOME                                                                                4,583,361
                                                                                                          -----------

   EXPENSES
   --------
11 Interest Expense                                                                   1,627,141
                                                                                    -----------
12 Commitment Fees                                                                            0
                                                                                    -----------
13 Other Financial Cost                                                                       0
                                                                                    -----------
14 Officers' Compensation and Benefits                                                        0
                                                                                    -----------
15 Employee Compensation and Benefits                                                         0
                                                                                    -----------
16 Investment Advisory and Management Services                                                0
                                                                                    -----------
17 Directors' and Stockholders' Meetings                                                      0
                                                                                    -----------
18 Advertising and Promotion                                                                  0
                                                                                    -----------
19 Appraisal and Investigation                                                                0
                                                                                    -----------
20 Communication                                                                              0
                                                                                    -----------
21 Travel                                                                                     0
                                                                                    -----------
22 Cost of Space Occupied                                                                     0
                                                                                    -----------
23 Depreciation and Amortization                                                              0
                                                                                    -----------
24 Insurance                                                                                933
                                                                                    -----------
25 Payroll Taxes                                                                              0
                                                                                    -----------
26 Other Taxes (excluding income taxes)                                                   2,211
                                                                                    -----------
27 Provision for Losses on Receivables (excluding loans receivable)                      92,626
                                                                                    -----------
28 Legal Fees                                                                           114,304
                                                                                    -----------
29 Audit and Examination Fees                                                             4,490
                                                                                    -----------
30 Miscellaneous Expenses (attach schedule)                                              20,873
                                                                                    -----------
31 TOTAL EXPENSES                                                                                           1,862,578
                                                                                                          -----------

32 NET INVESTMENT INCOME (LOSS) BEFORE INCOME TAXES                                                         2,720,783
                                                                                                          -----------

33 NET REALIZED GAIN (LOSS) ON INVESTMENTS BEFORE INCOME TAXES (1)                                            802,848
                                                                                                          -----------

34 NET INCOME (LOSS) BEFORE INCOME TAXES AND NONRECURRING ITEMS                                             3,523,631
                                                                                                          -----------
35 Income Tax Expense (Benefit)                                                                                     0
                                                                                                          -----------
36 NET INCOME (LOSS) BEFORE NONRECURRING ITEMS                                                             $3,523,631
                                                                                                          -----------
37 Extraordinary Item __________________                                                                            0
                                                                                                          -----------
38 Cumulative Effect of Change in Accounting Principle                                                              0
                                                                                                          -----------
39 NET INCOME (LOSS)                                                                                       $3,523,631
                                                                                                          -----------

(1) Include CHARGE-OFFS (full or partial) of loans and investments which represent realized losses. DO NOT INCLUDE valuation adjustments classified as unrealized appreciation or depreciation. Provide supporting detail for all realized gains and losses on page 14C of this form.


SBA Form 468.1 (1-95) Previous editions obsolete                        Page 4C

                                                      OMB Approval No. 3245-0063
                                                      Expiration Date

                           STATEMENT OF CASH FLOWS
                         FOR 12 MONTHS ENDED 12/31/95
                                (page 1 of 2)

Name of Licensee Allied Capital Financial Corporation   License No.  03/03-5163

(Amounts rounded to nearest dollar)

OPERATING ACTIVITIES:
---------------------
  CASH INFLOWS:
  1 Interest Received from Portfolio Concerns                                         3,664,779
                                                                                    -----------
  2 Dividends Received from Portfolio Concerns                                                0
                                                                                    -----------
  3 Other Returns on Capital Received from Portfolio Concerns                                 0
                                                                                    -----------
  4 Management Services and Other Fees Received                                         100,800
                                                                                    -----------
  5 Interest on Invested Idle Funds                                                     731,857
                                                                                    -----------
  6 Cash Received from Assets Acquired in Liquidation                                         0
                                                                                    -----------
  7 Other Operating Cash Receipts                                                       103,550
                                                                                    -----------
  CASH OUTFLOWS:
  8 Interest Paid                                                                     1,711,002
                                                                                    -----------
  9 Commitment Fees and Other Financial Costs                                                 0
                                                                                    -----------
 10 Investment Advisory and Management Fees                                                   0
                                                                                    -----------
 11 Officers, Directors and Employees Compensation and Benefits                               0
                                                                                    -----------
 12 Operating Expenditures (excluding compensation and benefits)                        165,115
                                                                                    -----------
 13 Income Taxes Paid                                                                         0
                                                                                    -----------
 14 Other Operating Cash Disbursements                                                   52,917
                                                                                    -----------
 15 NET CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES                                               2,671,952
                                                                                                    -----------

 INVESTING ACTIVITIES:
 ---------------------
  Cash Inflows:
 16 Loan Principal Payments Received from Portfolio Concerns                          4,317,440
                                                                                    -----------
 17 Returns of Capital Received from Portfolio Concerns                                       0
                                                                                    -----------
 18 Net Proceeds from Disposition of Portfolio Securities                             1,496,897
                                                                                    -----------
 19 Liquidation of Idle Funds Investments                                            19,848,098
                                                                                    -----------
 20 Other (Specify) __________________________                                                0
                                                                                    -----------
 Cash Outflows:
 21 Purchase of Portfolio Securities                                                        111
                                                                                    -----------
 22 Loans to Portfolio Concerns                                                      10,639,222
                                                                                    -----------
 23 Idle Funds Investments                                                            7,223,983
                                                                                    -----------
 24 Other (Specify) __________________________                                                0
                                                                                    -----------
 25 NET CASH PROVIDED BY (USED IN) INVESTING ACTIVITIES                                               7,799,119
                                                                                                    -----------

FINANCING ACTIVITIES:
---------------------
  Cash Inflows:
 26 Proceeds from Issuance of SBA-Guaranteed Debentures                               2,000,000
                                                                                    -----------
 27 Proceeds from Sale of 4% Preferred Stock                                                  0
                                                                                    -----------
 28 Proceeds from Non-SBA Borrowing                                                           0
                                                                                    -----------
 29 Proceeds from Sale of Stock                                                         650,000
                                                                                    -----------
 30 Other (Specify)  _________________________                                                0
                                                                                    -----------
  Cash Outflows:
 31 Principal Payments on SBA-Guaranteed Debentures                                   2,000,000
                                                                                    -----------
 32 Principal Payments on Non-SBA Borrowing                                                   0
                                                                                    -----------
 33 Redemption of 4% Preferred Stock                                                          0
                                                                                    -----------
 34 Redemption of 3% Preferred Stock                                                          0
                                                                                    -----------
 35 Redemption of Stock (excluding 3% and 4% Preferred)                                       0
                                                                                    -----------
 36 Dividends Paid                                                                    1,695,258
                                                                                    -----------
 37 Other (Specify) _________________________                                                 0
                                                                                    -----------


SBA Form 468.1 (1-95) Previous editions obsolete                         Page 5C

                                                      OMB Approval No. 3245-0063
                                                      Expiration Date
                           STATEMENT OF CASH FLOWS
                         FOR 12 MONTHS ENDED 12/31/95
                                (page 2 of 2)

Name of Licensee Allied Capital Financial Corporation  License No.   03/03-5163

(Amounts rounded to nearest dollar)

38 NET CASH PROVIDED BY (USED IN) FINANCING ACTIVITIES                                               -1,045,258
                                                                                                    -----------

39 INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                                                   9,425,813
                                                                                                    -----------
40 CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD                                                     -67,912
                                                                                                    -----------
41 CASH AND CASH EQUIVALENTS AT END OF PERIOD (line 14, page 2C)                                     $9,357,901
                                                                                                    -----------

RECONCILIATION OF NET INCOME (LOSS) TO NET CASH PROVIDED
--------------------------------------------------------
BY (USED IN) OPERATING ACTIVITIES:
----------------------------------
42 Net Income (Loss) (page 4C, line 39)                                               3,523,631
 Adjustments to Reconcile Net Income (Loss) to Net                                  -----------
  Cash Provided by (Used in) Operating Activities:

43 Depreciation and Amortization                                                              0
                                                                                    -----------
44 Provision for Losses on Accounts Receivable                                           92,626
                                                                                    -----------
45 Provision for Deferred Income Taxes                                                        0
                                                                                    -----------
46 (Income) Loss from Investments in Partnerships/Flow-through
   Entities (excluding income received in cash)                                               0
                                                                                    -----------
47 Realized (Gains) Losses on Investments                                              -802,848
                                                                                    -----------
48 Other (Specify) Amort of OID,CL Pts& Proc                                           -185,609
 Changes in Operating Assets and Liabilities                                        -----------
   Net of Noncash Items:

49 (Increase) Decrease in Interest and Dividends Receivable                             -50,929
                                                                                    -----------
50 (Increase) Decrease in Other Current Assets                                          -96,890
                                                                                    -----------
51 Increase (Decrease) in Accounts Payable                                              -30,406
                                                                                    -----------
52 Increase (Decrease) in Accrued Interest Payable                                      -17,739
                                                                                    -----------
53 Increase (Decrease) in Accrued Taxes Payable                                               0
                                                                                    -----------
54 Increase (Decrease) in Dividends Payable                                                   0
                                                                                    -----------
55 Increase (Decrease) in Other Current Liabilities                                     240,115
                                                                                    -----------
56 Other (Specify)  __________________________                                                0
                                                                                    -----------
57 Other (Specify)  __________________________                                                0
                                                                                    -----------
58 NET CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES                               $2,671,951
                                                                                    -----------





Supplemental disclosure of non-cash financing and investing activities is required. See FASB Statement No. 95, paragraph 32.




SBA Form 468.1 (1-95) Previous editions obsolete                        Page 6C

                         ALLIED INVESTMENT CORPORATION

                         NOTES TO FINANCIAL STATEMENTS

                               DECEMBER 31, 1995

NOTE 1.  ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization. Allied Investment Corporation (the Company), a wholly owned subsidiary of Allied Capital Corporation (Parent), is a closed-end management investment company under the Investment Company Act of 1940. The Company is licensed under the Small Business Investment Act of 1958 as a Small Business
Investment Company (SBIC).   The Company seeks to achieve a high level of
current income by providing debt, mezzanine and equity financing for small privately owned growth companies, and through long-term growth on the value of its net assets.

Valuation of Investments. Investments are carried at value, as determined by the board of directors. Loans and debt securities, which are not publicly traded, and warrants and stocks for which there is no public market are valued based on collateral, the ability to make payments, the earnings of the investee and other pertinent factors. The values assigned are considered to be amounts which could be realized in the normal course of business or from an orderly sale or other disposition of the investments. In the normal course of business, loans and debt securities are held to maturity, and the amount realized, in addition to interest, is the face value, which may equal or exceed cost.

Equity securities which are publicly traded are generally valued at their quoted market price, less a discount to reflect the effects of restrictions on the sale of such securities.

Interest and Dividend Income. Interest income is recorded on the accrual basis to the extent that such amounts are expected to be collected. When collection of interest is in doubt, interest is not accrued or a reserve is established. Original issue discount is amortized into interest income using the effective interest method. Dividend income is recognized on the ex-dividend date.

Realized Gains or Losses and Unrealized Appreciation or Depreciation on Investments. Realized gains or losses are accounted for on the trade date and are measured by the difference between the proceeds of sale and the cost basis of the investment without regard to unrealized appreciation or depreciation previously recognized, and includes investments written off during the year, net of recoveries. Unrealized appreciation or depreciation reflects the difference between cost and value.

Distributions to the Parent. Distributions to the Parent are recorded on the ex-dividend date.

Federal Income Taxes. The Company's objective is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies. The Company annually distributes all of its taxable income to the Parent; therefore, a federal income tax provision is not required.

In addition, no provision for deferred income taxes has been made for the unrealized

                         ALLIED INVESTMENT CORPORATION

                         NOTES TO FINANCIAL STATEMENTS

                               DECEMBER 31, 1995

appreciation on investments since the Company intends to continue to annually distribute all of its taxable income.

Dividends declared by the Company in December, but paid during January of the following year, are treated as if the dividends were received by the Parent on December 31 of the year declared.

Cash and Cash Equivalents. Cash equivalents consist of highly liquid investments with insignificant interest rate risk and original maturities of three months or less at the acquisition date.

NOTE 2.  INVESTMENTS

The loans and debt securities included in investments are at annual stated interest rates ranging from approximately zero percent to 17 percent, and are generally payable in installments with final maturities from four months to fifteen years from date of issue.

The following loans and debt securities had accrued interest that was fully reserved, or were not accruing interest at December 31, 1995:

                                                                                                  AGGREGATE AMOUNT
                                                                                                     OF INTEREST
                                                      DATE INTEREST                                  RESERVED AT
                                                         ACCRUAL                     NET          DECEMBER 31, 1995
             PORTFOLIO SECURITY                      DISCONTINUED(1)                COST         OR NOT ACCRUED (2)
             ------------------                      ---------------                ----         ------------------
 ACCRUED INTEREST FULLY RESERVED:
 Enviroplan, Inc.                                                            $     519,137          $       37,838
 Enviroplan, Inc.                                                                1,929,773                 122,876
 Sunstates                                                                         956,552                  79,950
 Sunstates                                                                          15,315                   1,914
 Centennial Media                                                                  400,000                  33,158
                                                                              ------------           -------------
           Total                                                             $   3,820,777          $      275,736

                         ALLIED INVESTMENT CORPORATION

                         NOTES TO FINANCIAL STATEMENTS

                               DECEMBER 31, 1995


                                                                                                  AGGREGATE AMOUNT
                                                                                                     OF INTEREST
                                                      DATE INTEREST                                  RESERVED AT
                                                         ACCRUAL                     NET          DECEMBER 31, 1995
             PORTFOLIO SECURITY                      DISCONTINUED(1)                COST         OR NOT ACCRUED (2)
             ------------------                      ---------------                ----         ------------------
 INTEREST NOT ACCRUED:
 Denver Directory (3)                                     9/8/89               $     187,500      $         70,860
 Denver Directory (3)                                    9/27/90                     175,834                96,889
 Colorado Directory (3)                                   1/3/86                     323,000                79,053
 Centennial Media (3)                                    2/22/89                      10,170                 4,663
 Centennial Media (3)                                    8/16/93                     175,000                41,417
 Centennial Media (3)                                     6/1/93                     252,510                55,160
 Colorado Directory (3)                                  8/28/88                      69,000                16,378
 Centennial Media (3)                                   10/11/93                     150,000                32,500
 Denver Directory (3)                                   12/21/90                     187,500                38,854
 Centennial Media (3)                                     5/6/93                      57,000                18,126
 Colorado Directories (3)                               11/28/88                      90,000                46,858
 Centennial Media (3)                                     9/1/94                     400,000                80,339
 Love Mortgage                                          12/31/95                     107,284                20,546
 Love Mortgage                                          12/31/95                     402,414                51,068
 Medifit                                                 11/1/94                     339,909               204,452
 Old Mill                                                9/22/95                     542,533                31,417
 Old Mill                                                9/22/95                     114,893                 6,552
 Sequoia Pizza                                            2/8/95                      85,751                35,107
 Total Foam                                               7/1/93                     239,853                95,000

                         ALLIED INVESTMENT CORPORATION

                         NOTES TO FINANCIAL STATEMENTS

                               DECEMBER 31, 1995

                                                                                                  AGGREGATE AMOUNT
                                                                                                     OF INTEREST
                                                      DATE INTEREST                                  RESERVED AT
                                                         ACCRUAL                     NET          DECEMBER 31, 1995
             PORTFOLIO SECURITY                      DISCONTINUED(1)                COST         OR NOT ACCRUED (2)
             ------------------                      ---------------                ----         ------------------
 Total Foam                                              7/1/93                      241,880                 95,000
 Total Foam                                              7/1/93                       36,000                 13,680
 Total Foam                                              7/1/93                      174,388                 34,395
 Total Foam                                              7/1/93                      239,198                 95,000
 Total Foam                                              7/1/93                      250,000                 90,788
 Total Foam                                              7/1/93                      250,000                 95,000
 Total Foam                                              7/1/93                      119,764                 45,510
 Total Foam                                              7/1/93                      193,095                 76,000
                                                                                ------------        ---------------
           Total                                                               $   5,414,476       $      1,570,612
                                                                                ============        ===============



(1) Date shown only for loans and debt securities not accruing interest.
(2) From date interest accrual discontinued.
(3) These notes were purchased at various times at a discount to improve the company's lien position in this investment. No payments have been received on these notes since purchased even though the borrowers are still required to make payments under the note agreements.

NOTE 3.  INVESTMENT ADVISORY SERVICES

The Company's investments are managed by Allied Capital Advisers, Inc. ("Advisers"), an independent publicly traded registered investment adviser. Certain officers of the Company are also officers in Advisers. Pursuant to an advisory agreement with the Parent, Advisers manages the day-to-day activities of the Parent and its wholly owned subsidiaries. The Company pays all operating expenses, except those specifically required to be borne by Advisers. The expenses paid by Advisers include the compensation of the Company's officers and the cost of office space, equipment and other personnel required for the Company's day-to-day operations. In exchange, Advisers is reimbursed for its costs incurred in connection with the above through an

                         ALLIED INVESTMENT CORPORATION

                         NOTES TO FINANCIAL STATEMENTS

                               DECEMBER 31, 1995

investment advisory fee paid by the Parent. The expenses that are paid by the Company include the Company's share of transaction costs incident to the acquisition and disposition of investments and legal and accounting fees. The Company is required to pay expenses associated with litigation and other extraordinary or non-recurring expenses, as well as expenses of required and optional insurance and bonding. All fees paid by or for the account of an actual or prospective portfolio company in connection with an investment transaction in which the Company participates are treated as commitment fees or management fees and are received by the Company, pro rata to its participation in such transaction, rather than by Advisers. Advisers is entitled to retain for its own account any fees paid by or for the account of a company, including a portfolio company, for special investment banking or consulting work performed for that company which is not related to such investment transaction or management assistance.

NOTE 4.  DIVIDENDS AND DISTRIBUTIONS

The Company's board of directors declared a dividend of $1,833,519 for the year ended December 31, 1995, which was paid January 29, 1996. This represented all of the Company's taxable income. Pursuant to SBA regulations, retained earnings available for distribution at December 31, 1995 were insufficient to pay this dividend, which resulted in an excess distribution of $3,110,995 which was charged against paid-in surplus in January 1996. As a result of this charge against paid-in surplus, the Company's capital was reduced to a level below the minimum capital required by the SBA to meet leverage ratios. The Parent purchased additional stock in the Company at a cost of $1,700,000 to increase leveragable capital to a level above the minimum required on February 8, 1996.

NOTE 5.  DEBT

Senior Notes. The Company has $2,833,333 of senior notes outstanding to an insurance company. These notes bear interest at a rate of 9.15 percent per annum, payable semi-annually. The senior notes are scheduled to mature over a five-year period commencing in 1998 through 2002 with annual principal payments of $566,667.

Subordinated Debentures. Subordinated debentures are payable to the Small Business Administration (SBA) and represent amounts due to the SBA as a result of borrowings made pursuant to the Small Business Investment Act of 1958. The debentures require semi-annual interest payments at various interest rates with the entire principal balance due at maturity. Principal payments required on these debentures at December 31, 1995 were as follows:

                         ALLIED INVESTMENT CORPORATION

                         NOTES TO FINANCIAL STATEMENTS

                               DECEMBER 31, 1995




                 YEAR                         AMOUNTS            INTEREST RATES
                 ----                         -------            --------------
                 1996                           ---              ---
                 1997                       5,000,000            7.950% - 10.350%
                 1998                       4,650,000            9.625% -  9.800%
                 1999                           ---              ---
                 2000                       7,700,000            8.700% -  9.600%
              thereafter                   25,000,000            6.875% -  9.080%
                                          -----------
                                         $ 42,350,000
                                         ============

Proceeds from the SBA debentures may only be used to finance investments in qualifying small businesses.

NOTE 6.  COMMITMENTS AND CONTINGENCIES

The Company had commitments outstanding to various prospective and existing portfolio companies totaling $117,614 at December 31, 1995.

At December 31, 1995, the Company had standby letters of credit and third party guarantees outstanding totaling $748,656. The conditional commitments under the letters of credit have been issued by a financial institution on behalf of the Company to guarantee performance of certain portfolio companies to third parties. Repurchase agreements of $291,335 have been used as collateral for the letters of credit.

The Company is party to certain lawsuits in connection with investments it has made to small businesses. While the outcome of these legal proceedings cannot at this time be predicted with certainty, management does not expect that these actions will have a material effect upon the financial position of the Company.

NOTE 7.  CONCENTRATIONS OF CREDIT RISK

The Company places its cash in financial institutions and, at times, cash held in checking accounts may be in excess of the FDIC insurance limit.

                      ALLIED CAPITAL FINANCIAL CORPORATION

                         NOTES TO FINANCIAL STATEMENTS

                               DECEMBER 31, 1995

NOTE 1.  ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization. Allied Capital Financial Corporation (the Company), a wholly owned subsidiary of Allied Capital Corporation (Parent), is a closed-end management investment company under the Investment Company Act of 1940. The Company is licensed under the Small Business Investment Act of 1958 as a Small
Business Investment Company (SBIC).   The Company seeks to achieve a high level
of current income by providing debt, mezzanine and equity financing for small privately owned growth companies, and through long-term growth on the value of its net assets.

Valuation of Investments. Investments are carried at value, as determined by the board of directors. Loans and debt securities, which are not publicly traded, and warrants and stocks for which there is no public market are valued based on collateral, the ability to make payments, the earnings of the investee and other pertinent factors. The values assigned are considered to be amounts which could be realized in the normal course of business or from an orderly sale or other disposition of the investments. In the normal course of business, loans and debt securities are held to maturity, and the amount realized, in addition to interest, is the face value, which may equal or exceed cost.

Equity securities which are publicly traded are generally valued at their quoted market price, less a discount to reflect the effects of restrictions on the sale of such securities.

Interest Income. Interest income is recorded on the accrual basis to the extent that such amounts are expected to be collected. When collection of interest is in doubt, interest is not accrued or a reserve is established. Original issue discount is amortized into interest income using the effective interest method.

Realized Gains or Losses and Unrealized Appreciation or Depreciation on Investments. Realized gains or losses are accounted for on the trade date and are measured by the difference between the proceeds of sale and the cost basis of the investment without regard to unrealized appreciation or depreciation previously recognized, and includes investments written off during the year, net of recoveries. Unrealized appreciation or depreciation reflects the difference between cost and value.

Distributions to the Parent. Distributions to the Parent are recorded on the ex-dividend date.

Federal Income Taxes. The Company's objective is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies. The Company annually distributes all of its taxable income to the Parent; therefore, a federal income tax provision is not required.

                      ALLIED CAPITAL FINANCIAL CORPORATION

                         NOTES TO FINANCIAL STATEMENTS

                               DECEMBER 31, 1995


In addition, no provision for deferred income taxes has been made for the unrealized appreciation on investments since the Company intends to continue to annually distribute all of its taxable income.

Dividends declared by the Company in December, but paid during January of the following year, are treated as if the dividends were received by the Parent on December 31 of the year declared.

Cash and Cash Equivalents. Cash equivalents consist of highly liquid investments with insignificant interest rate risk and original maturities of three months or less at the acquisition date.

NOTE 2.  INVESTMENTS

The loans and debt securities included in investments are at annual stated interest rates ranging from approximately zero percent to 16 percent, and are generally payable in installments with final maturities from four months to twenty-five years from date of issue. The following loans and debt securities had accrued interest that was fully reserved, or were not accruing interest at December 31, 1995:

                                                                                  AGGREGATE AMOUNT
                                                                                    OF INTEREST
                                                                                    RESERVED AT
                                  DATE INTEREST                                     DECEMBER 31,
                                     ACCRUAL                                        1995 OR NOT
     PORTFOLIO SECURITY          DISCONTINUED (1)                  NET COST         ACCRUED (2)
----------------------------------------------------------------------------------------------------
 ACCRUED INTEREST FULLY RESERVED:

 CSG Holdings                                                  $       72,917   $           10,620

 CSG Holdings                                                         134,000               19,542

 Pact Broadcasting                                                    219,104                9,186

 Benfield Services                                                    363,161               19,734

 Dye, William                                                         220,700               47,486

 ECM Enterprises                                                       35,957                  411

 Family Investments                                                   137,614               28,318
----------------------------------------------------------------------------------------------------

                      ALLIED CAPITAL FINANCIAL CORPORATION

                         NOTES TO FINANCIAL STATEMENTS

                               DECEMBER 31, 1995

                                                                                  AGGREGATE AMOUNT
                                                                                    OF INTEREST
                                                                                    RESERVED AT
                                  DATE INTEREST                                     DECEMBER 31,
                                     ACCRUAL                                        1995 OR NOT
     PORTFOLIO SECURITY          DISCONTINUED (1)                  NET COST         ACCRUED (2)
----------------------------------------------------------------------------------------------------
 In the Dough                                                          67,398                  842

 Jochum, Timothy                                                       29,377                3,120

 Oak Park                                                              28,620                3,808

 Patriotic Pizza                                                       86,607               15,016

 Randhawa Brothers                                                    105,933               10,601

 Randhawa Brothers                                                    121,109               17,606

 Randhawa Brothers                                                     95,968                7,492
                                                               -----------------------------------
                       Total                                   $    1,718,465   $          193,782
                                                               ===================================

 INTEREST NOT  ACCRUED:

 Caltim Pizza                         2/8/95                   $       19,621   $              140

 Hot Ones                            10/1/95                           37,057               13,896

 In the Dough                        4/11/94                           47,768               18,411

 North Haledon                        8/1/95                           18,798                  648

 Santa Barbara                        7/1/90                          130,112              111,134

 SerpCo, Inc.                         7/1/90                          188,164              110,511

 Benfield Services                   7/27/95                          363,161               20,950

 Dye, William                         8/1/95                          220,700               11,997

 ECM Enterprises                      2/8/95                           35,957                2,737

 Family Investments                   2/8/95                          137,614               16,876

 In the Dough                        4/11/94                           67,398               17,256

 Jochum, Timothy                      8/1/95                           29,377                1,060
----------------------------------------------------------------------------------------------------

                      ALLIED CAPITAL FINANCIAL CORPORATION

                         NOTES TO FINANCIAL STATEMENTS

                               DECEMBER 31, 1995

                                                                                  AGGREGATE AMOUNT
                                                                                    OF INTEREST
                                                                                    RESERVED AT
                                  DATE INTEREST                                     DECEMBER 31,
                                     ACCRUAL                                        1995 OR NOT
     PORTFOLIO SECURITY          DISCONTINUED (1)                  NET COST         ACCRUED (2)
----------------------------------------------------------------------------------------------------
 Oak Park                            2/8/95                           28,620                 2,868

 Patriotic Pizza                     8/1/95                           86,607                10,945

 Randhawa Brothers                   2/8/95                           105,933               13,217

 Randhawa Brothers                   2/8/95                           121,109               14,500

 Randhawa Brothers                   2/8/95                            95,968               11,592

 Love Mortgage                      12/31/95                          178,851               22,266

 Love Mortgage                      12/31/95                           47,682                9,562
                                                               -------------------------------------
                       Total                                   $    1,960,497   $          410,566
                                                               =====================================

(1) Date shown only for loans and debt securities not accruing interest.
(2) From date interest accrual discontinued.

NOTE 3.  INVESTMENT ADVISORY SERVICES

The Company's investments are managed by Allied Capital Advisers, Inc. ("Advisers"), an independent publicly traded registered investment adviser. Certain officers of the Company are also officers in Advisers. Pursuant to an advisory agreement with the Parent, Advisers manages the day-to-day activities of the Parent and its wholly owned subsidiaries. The Company pays all operating expenses, except those specifically required to be borne by Advisers. The expenses paid by Advisers include the compensation of the Company's officers and the cost of office space, equipment and other personnel required for the Company's day-to-day operations. In exchange, Advisers is reimbursed for its costs incurred in connection with the above through an investment advisory fee paid by the Parent. The expenses that are paid by the Company include the Company's share of transaction costs incident to the acquisition and disposition of investments and legal and accounting fees. The Company is required to pay expenses associated with litigation and other extraordinary or non-recurring expenses, as well as expenses of required and optional insurance and bonding. All fees paid by or for the account of an actual or prospective portfolio company in connection with an investment transaction in which the Company participates are treated as commitment fees or management fees and are

                      ALLIED CAPITAL FINANCIAL CORPORATION

                         NOTES TO FINANCIAL STATEMENTS

                               DECEMBER 31, 1995

received by the Company, pro rata to its participation in such transaction, rather than by Advisers. Advisers is entitled to retain for its own account any fees paid by or for the account of a company, including a portfolio company, for special investment banking or consulting work performed for that company which is not related to such investment transaction or management assistance.


NOTE 4.  DIVIDENDS AND DISTRIBUTIONS

The Company's board of directors declared a common stock dividend of $3,397,165 and a preferred stock dividend of $220,000 for the year ended December 31, 1995, which were paid January 29, 1996. Both dividends combined represented all of the Company's taxable income. Pursuant to SBA regulations, retained earnings available for distribution at December 31, 1995 were sufficient to pay these dividends.

NOTE 5.  DEBT

Senior Notes. The Company has $2,166,667 of senior notes outstanding to an insurance company. These notes bear interest at a rate of 9.15 percent per annum, payable semi-annually. The senior notes are scheduled to mature over a five-year period commencing in 1998 through 2002 with annual principal payments of $433,333.

Subordinated Debentures. Subordinated debentures are payable to the Small Business Administration (SBA) and represent amounts due to the SBA as a result of borrowings made pursuant to the Small Business Investment Act of 1958. The debentures require semi-annual interest payments at various interest rates with the entire principal balance due at maturity. Principal payments required on these debentures at December 31, 1995 were as follows:

                      ALLIED CAPITAL FINANCIAL CORPORATION

                         NOTES TO FINANCIAL STATEMENTS

                               DECEMBER 31, 1995





                 YEAR                                          AMOUNTS            INTEREST RATES
                 ----                                          -------            --------------
                 1996                                            ---                ---

                 1997                                        2,000,000              8.500%

                 1998                                        2,000,000              8.875% - 9.000%

                 1999                                            ---                ---

                 2000                                        9,600,000              8.700% - 8.875%

              thereafter                                     5,350,000              6.875% - 9.080%
                                                            ----------
                                                           $18,950,000
                                                            ==========

Proceeds from the SBA debentures may only be used to finance investments in qualifying small businesses.

NOTE 6.  PREFERRED STOCK

As of December 31, 1995, the Company had outstanding a total of 60,000 shares of $100 par value, 3 percent cumulative preferred stock and 10,000 shares of $100 par value, 4 percent redeemable cumulative preferred stock issued to the SBA pursuant to Section 303(c) of the Small Business Investment Act of 1958, as amended. The 3 percent cumulative preferred stock does not have a required redemption date. The Company has the option to redeem in whole or in part the preferred stock by paying the SBA the par value of such securities and any dividends accumulated and unpaid to the date of redemption. The 4 percent redeemable cumulative preferred stock has a required redemption date of June 4, 2005.

NOTE 7.  COMMITMENTS AND CONTINGENCIES

The Company had commitments outstanding to various prospective and existing portfolio companies totaling $50,214 at December 31, 1995.

The Company is party to certain lawsuits in connection with investments it has made to small businesses. While the outcome of these legal proceedings cannot at this time be predicted with certainty, management does not expect that these actions will have a material effect upon the financial position of the Company.

NOTE 8.  CONCENTRATIONS OF CREDIT RISK

The Company places its cash in financial institutions and, at times, cash held in checking accounts may be in excess of the FDIC insurance limit.